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                                   SUPPLEMENT

                             DATED MAY 22, 2001 TO
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001

                     SALOMON BROTHERS SMALL CAP GROWTH FUND
                                  (THE 'FUND')

    The following information supplements and/or supersedes the information set forth in the statement of additional information of the Fund under the headings set forth below.

INVESTMENT RESTRICTIONS

Small Cap Growth Fund

(13) invest more than 10% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years.